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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)    July 15, 1998
                                                --------------------------------


                           American Telecasting, Inc.
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               (Exact Name of Registrant as Specified in Charter)


      Delaware                        0-23008                    54-1486988
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(State or other jurisdic-           (Commission                (IRS Employer
 tion of incorporation)             File Number)             Identification No.)


5575 Tech Center Drive, Suite 300, Colorado Springs, Colorado         80919
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(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code    (719) 260-5533
                                                   -----------------------------


                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report.)
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ITEM 2.   DISPOSAL OF ASSETS

     On March 18, 1997, American Telecasting, Inc. ("ATI" or the "Company") entered into a definitive agreement (the "BellSouth Agreement") with BellSouth Corporation and BellSouth Wireless Cable, Inc. ("BellSouth Wireless") which provides for the sale of all of the Company's Florida and Louisville, Kentucky wireless cable assets (the "Southeastern Assets") to BellSouth Wireless. The Southeastern Assets include operating wireless cable systems in Orlando, Lakeland, Jacksonville, Daytona Beach, Ft. Myers, Florida, and Louisville, Kentucky and wireless cable channel rights in Naples, Sebring and Miami, Florida. The Company has previously completed several closings with respect to the Florida markets of Orlando, Jacksonville, Ft. Myers and Daytona Beach, along with the Louisville, Kentucky market and certain rights in Miami, Florida.

     On July 15, 1998, the Company completed the closing for the Lakeland, Florida market (the "Lakeland Closing") under the BellSouth Agreement, which involved transferring to BellSouth Wireless the Company's operating wireless cable systems and current channel rights in the Lakeland, Florida market. At the Lakeland Closing the Company received payment of $9,884,320, and an additional $2,165,060 was placed in escrow. The Company's Lakeland wireless cable system had approximately 8,400 subscribers as of June 30, 1998, and accounted for revenue of approximately $1,400,000 for the six month period ending June 30, 1998. Under the terms of the BellSouth Agreement, additional closings are anticipated over the next approximate one year period.

     The BellSouth Agreement contains customary conditions for each closing, including the satisfaction of all applicable regulatory requirements. There can be no assurance that all of such conditions will be satisfied or that further sales of assets to BellSouth Wireless will be consummated.

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

                                   AMERICAN TELECASTING, INC.



                                   /S/  DAVID K. SENTMAN
                                   ----------------------------------
                                   DAVID K. SENTMAN
                                   SENIOR VICE PRESIDENT AND
                                   CHIEF FINANCIAL OFFICER

DATED:  JULY 16, 1998